--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER [MORGAN STANLEY DEAN WITTER LOGO] January 8, 2001 Securitized Products Group
--------------------------------------------------------------------------------

                                 CMBS NEW ISSUE
                             PRELIMINARY TERM SHEET

                   ------------------------------------------
                     EXPECTED PRICING DATE: JANUARY 18, 2001
                   ------------------------------------------

                                  $547,185,000
                                  (APPROXIMATE)

                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                                  AS DEPOSITOR



                     JACKSON NATIONAL LIFE INSURANCE COMPANY
                             AS MORTGAGE LOAN SELLER



                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-PPM

                   ------------------------------------------


MORGAN STANLEY DEAN WITTER

                                                                 LEHMAN BROTHERS

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, and Lehman Brothers and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $547,185,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-PPM

TRANSACTION FEATURES
--------------------

>>   Seller:

--------------------------------------------------------------------------------
                                            No. of    Cut-off Date      % of
                                             Loans       Balance        Pool
--------------------------------------------------------------------------------
 Jackson National Life Insurance Company      132     $623,573,070       100%

--------------------------------------------------------------------------------

>>   Loan Pool:

     o    Average Cut-off Date Balance: $4,724,038

     o Largest loan exposure by Cut-off Date Balance: $30,952,411 (5.0% of pool)

     o Five largest and ten largest loan exposures 21.5% and 36.9% of pool, respectively

     o Largest borrower exposure by Cut-off Date Balance: $63,630,812 ( 10.2% of pool)

>>   Seasoning:

     o Weighted average seasoning of 37 months. The seasoning ranges from 2 to 62 months

>>   Credit Statistics:

     o Weighted average Debt Service Coverage Ratio of 1.34x; weighted average constant of 10.7%

     o Weighted average Implied Debt Service Coverage Ratio of 1.58x at an assumed constant of 9.0%

     o Weighted average Cut-off Date Loan-To-Value Ratio of 62.6%; weighted average Balloon Loan-To-Value Ratio of 36.3%

     o    Fully amortizing loans: 30.4%; Balloon loans: 69.6%

>>   Property Types:

     o Retail, industrial, office and multifamily properties comprise 100.0% of pool

                           [OBJECT OMITTED-PIE CHART]

          Office                             30.4%
          Multifamily                        13.0%
          Industrial                         27.2%
          Retail                             29.4%
           -Anchored Retail 8.7%
           -Grocery Anchored Retail 15.4%
           -Free Standing Retail 4.1%
           -Unanchored Retail 1.0%

>>   Call Protection:

     o    Lockout and/or yield maintenance: 100.0%


>> Collateral Information Updates: Updated loan information is expected to be part of the monthly Certificateholder Reports available from the trustee in addition to detailed payment and delinquency information. Information provided by the trustee is expected to be available at www.ctslink.com/cmbs. Updated property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the master servicer

>> Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG


                                      T-2

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, and Lehman Brothers and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $547,185,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-PPM


OFFERED CERTIFICATES
--------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  EXPECTED FINAL
                INITIAL CERTIFICATE     SUBORDINATION           RATINGS          AVERAGE         PRINCIPAL         DISTRIBUTION
   CLASS            BALANCE(1)              LEVELS            (S&P/FITCH)        LIFE(2)       WINDOW(2) (3)         DATE(2)
------------------------------------------------------------------------------------------------------------------------------------
A-1                 $99,000,000 (6)         14.75%              AAA/AAA            3.41           1-68               09/15/06
------------------------------------------------------------------------------------------------------------------------------------
A-2                $265,798,000 (6)         14.75%              AAA/AAA            5.85           1-129              10/15/11
------------------------------------------------------------------------------------------------------------------------------------
A-3                $166,798,000 (6)         14.75%              AAA/AAA            7.30          68-129              10/15/11
------------------------------------------------------------------------------------------------------------------------------------
B                   $15,589,000             12.25%               AA/AA            10.83          129-131             12/15/11
------------------------------------------------------------------------------------------------------------------------------------


OFFERED CERTIFICATES (cont'd)
-----------------------------


---------------------------------------
                      INITIAL
                    PASS-THROUGH
   CLASS              RATE(4)
---------------------------------------
A-1                    TBD(5)
---------------------------------------
A-2                    TBD(5)
---------------------------------------
A-3                    TBD(5)
---------------------------------------
B                      TBD(5)
---------------------------------------



PRIVATE CERTIFICATES (7)
--------------------


------------------------------------------------------------------------------------------------------------------------------------
                INITIAL AGGREGATE                              RATINGS                                          EXPECTED FINAL
               CERTIFICATE BALANCE      SUBORDINATION                           AVERAGE         PRINCIPAL        DISTRIBUTION
   CLASS      OR NOTIONAL AMOUNT(1)        LEVELS            (S&P/FITCH)        LIFE(2)        WINDOW(2) (3)        DATE(2)
------------------------------------------------------------------------------------------------------------------------------------
C-O                 $76,388,069               -                   -                -                -                  -
------------------------------------------------------------------------------------------------------------------------------------
X (8)              $623,573,070              NAP               AAA/AAA             -               NAP                 -
------------------------------------------------------------------------------------------------------------------------------------



PRIVATE CERTIFICATES (7) (cont'd)
--------------------


---------------------------------------
                      INITIAL
                   PASS-THROUGH
   CLASS               RATE
---------------------------------------
C-O                    TBD
---------------------------------------
---------------------------------------
X (8)                  TBD (9)
---------------------------------------

Notes:         (1)  As of January 1, 2001. In the case of each such Class, subject to a permitted variance of plus or minus 5%.

               (2)  Based on the Structuring Assumptions described in the Prospectus Supplement (including a settlement date of
                    January 30, 2001) and assuming 0% CPR.

               (3)  Principal window is the period (expressed in terms of months and commencing in February 2001) during which distributions of principal are expected to be made to the holders of each  designated Class in accordance with the Structuring Assumptions, assuming 0% CPR.

               (4)  The Class A-1, A-2, A-3 and B Certificates will accrue interest at a fixed rate.

               (5)  The Pass-Through Rates on the Class A-1, A-2, A-3 and B will be determined at pricing.

               (6)  The final Certificate Balance of the Class A-1, A-2 and A-3 Certificates offered will be determined by relative demand for each such Class.

               (7)  Certificates are not offered hereby and are to be placed privately pursuant to Rule 144A.

               (8)  Class X Notional Amount is equal to the sum of all Principal Balance Certificates outstanding from time to time.

               (9)  The Pass-Through Rate on the Class X Certificates on each Distribution Date will equal, in general, the Weighted
                    Average Net Mortgage Rate ("NWAC") minus the weighted average of the Pass-Through Rates of the Classes of
                    Certificates that have principal amounts.


                                      T-3

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, and Lehman Brothers and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $547,185,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-PPM


I.  ISSUE CHARACTERISTICS
    ---------------------

Issue Type:                       Public:  Class A-1, A-2, A-3 and B (the "Offered Certificates")

                                  Private (Rule 144A):  Class C, D, E, F, G, H, J, K, L, M, N, O and X

Securities Offered:               Four monthly pay, fixed-rate principal and interest commercial mortgage REMIC
                                  Pass-Through Certificates

Collateral:                       The collateral consists of a $623,573,070 pool of 132 fixed-rate, seasoned commercial Mortgage Loans

Seller:                           Jackson National Life Insurance Company

Lead Manager:                     Morgan Stanley & Co. Incorporated

Co-Manager:                       Lehman Brothers Inc.

Master Servicer:                  CapMark Services, L.P.

Special Servicer:                 PPM Finance, Inc.

Trustee:                          Wells Fargo Bank Minnesota, N.A.

Pricing Date:                     On or about January 18, 2001

Closing Date:                     On or about January 30, 2001

Distribution Dates:               The 15th of each month, commencing February, 2001, or three business days after the servicer remittance date, (which is generally the 12th day of each month)

Cut-off Date:                     January 1, 2001

Rated Final Distribution Date:    February 1, 2031, which is 3 three years after the latest amortization term of the mortgage loans.

Minimum Denominations:            $25,000 for Class A Certificates; $100,000 for all other Certificates (other than the Class R Certificates)

Settlement Terms:                 DTC, Euroclear and Clearstream, same day funds, with accrued interest

Legal/Regulatory Status:          Class A-1, A-2, A-3 and B Certificates are expected to be eligible for exemptive relief under ERISA. The Class A-1, A-2, A-3 and B Certificates are SMMEA eligible

Risk Factors:                     THE CERTIFICATES INVOLVE A DEGREE OF RISK AND MAY NOT BE SUITABLE FOR ALL INVESTORS.
                                  SEE THE "RISK FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT AND THE "RISK FACTORS"
                                  SECTION OF THE PROSPECTUS


                                      T-4

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, and Lehman Brothers and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $547,185,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-PPM


II.   STRUCTURE CHARACTERISTICS
      -------------------------

The Class A-1, A-2, A-3 and Class B Certificates are fixed-rate, monthly pay, REMIC Pass-Through Certificates. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.

                                [OBJECT OMITTED]

          Class A-1           AAA/AAA                  $99.0MM  (2)
                              (TBD%)

          Class A-2           AAA/AAA                  $265.8mm (2)
                              (TBD%)

          Class A-3           AAA/AAA                  $166.8MM (2)
                              (TBD%)

          Class B             AA/AA                    $15.6MM  (2)
                              (TBD%)

          Class C             (TBD%)                        (3)

          Class D             (TBD%)                        (3)

          Class E             (TBD%)                        (3)

          Class F             (TBD%)                        (3)

          Class G             (TBD%)                        (3)

          Class H             (TBD%)                        (3)

          Class I             (TBD%)                        (3)

          Class J             (TBD%)                        (3)

          Class K             (TBD%)                        (3)

          Class L             (TBD%)                        (3)

          Class M             (TBD%)                        (3)

          Class N             (TBD%)                        (3)

          Class O             (TBD%)                        (3)


Notes:    (1)  Class X is entitled to interest (on a notional amount equal to the aggregate pool balance) at the weighted average Class X Strip
               Rates for the respective classes of Principal Balance
               Certificates. The Class X Strip Rate for each such class for any Distribution Date is equal to the NWAC minus the Pass-Through
               Rate for such class and such Distribution Date.

          (2) The final Certificate Balance of the Class A-1, A-2 and A-3 Certificates offered will be determined by relative demand for each such Class.

          (3)  To be offered privately pursuant to Rule 144A.xed rate.


                                      T-5

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, and Lehman Brothers and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $547,185,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-PPM


                                [OBJECT OMITTED]


   ^       ___           |                                             Class X
  / \     |   |          |
 /   \    |   |          |           A-1
/     \   |   |          |           A-1
-     -   |   |          |
 |   |    |   |          |                        A-2
 |   |    | C |          |                        A-2
 |   |    | A |          |
 |   |    | S |          |                        A-3
 |   |    | H |          |                        A-3
 |   |    |   |          |
 | A |    |   |          |                           B
 | P |    | F |          |                           B
 | P |    | L |          |
 | L |    | O |          |                            C
 | I |    | W |          |                            C
 | E |    |   |          |
 | D |    |   |          |                             D
 |   |    |   |          |                             D
 |   |    |   |          |
 | L |    |   |          |                              E
 | O |    |   |          |                              E
 | S |    |   |          |
 | S |    |   |          |                               F
 | E |    |   |          |                               F
 | S |    |   |          |
 |   |    |   |          |                                G
 |   |    |   |          |                                G
 |   |    |   |          |
 |   |    |   |          |                                 H
 |   |    |   |          |                                 H
 |   |    |   |          |
 |   |    |   |          |                                   J
 |   |    |   |          |                                   J
 |   |    |   |          |
 |   |    |   |          |                                    K
 |   |    |   |          |                                    K
 |   |    |   |          |
 |   |    |   |          |                                       L
 |   |    |   |          |                                       L
 |   |    |   |          |                                          M
 |   |    |   |          |                                          M
 |   |    |   |          |
 |   |    |   |          |                                            N
 |   |   -     -         |                                            N
 |   |  \       /        |
 |   |   \     /         |                                                           0
 |   |    \   /          |                                                           0
 |   |     \ /           |    |    |     |    |    |    |    |    |    |    |    |    |
  ---                    0         50        100       150       200       250       300


Notes:    (1)  The Class A-1, A-2, A-3 and X Certificates will be paid interest on a pro rata basis.

          (2) The above analysis is based on the Structuring Assumptions and a 0% CPR as described in the Prospectus Supplement.

          (3) If, due to losses, the Certificate Balances of the Class B through Class O Certificates are reduced to zero or Appraisal Reductions exceed the aggregate Certificate Balances of the Subordinate Certificates, payments of principal to the Class A-1, A-2 and A-3 Certificates will be made on a pro rata basis.

          (4) Mortgage loan losses will be allocated to Certificates as pictured above in ascending sequential order starting with the Class O Certificates through the Class B Certificates and then pro rata to the Class A Certificates.


                                      T-6

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, and Lehman Brothers and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $547,185,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-PPM


Interest                Each Class of Certificates  (other than the Class R-I
Distributions:          and Class  R-II  Certificates)  will be  entitled  on
                        each Distribution Date to interest accrued at its Pass-Through Rate on the outstanding Certificate
                        Balance of such Class, as applicable.

Principal               Principal will be  distributed  on each  Distribution
Distributions:          Date  (i)  first,  to the  Class  A-1 and  Class  A-2
                        Certificates pro rata (with the Class A-1 allocation based upon the combined principal balance of the Class A-1 and Class A-3 Certificates divided by the aggregate principal balance of the outstanding Class
                        A Certificates, and the Class A-2 allocation based upon the outstanding Class A-2 Certificate balance divided by the outstanding aggregate principal balance of the Class A Certificates), until the Class
                        A-1 Certificates are reduced to zero and (ii) then, to the Class A-2 and Class A-3 Certificates pro rata until the Class A-2 and Class A-3 Certificates are reduced to zero.

                        Each remaining Class of Principal Balance
                        Certificates will be paid in sequential order.

                        If, due to losses, the Certificate Balances of the Class B through Class O Certificates are reduced to zero or Appraisal Reductions exceed the aggregate Certificate Balances of the Subordinate Certificates, payments of principal to the Class A-1, A-2 and A-3 Certificates will be made on a pro rata basis.


                                      T-7

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, and Lehman Brothers and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $547,185,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-PPM


Yield Maintenance       Any yield  maintenance  collected  with  respect to a
Allocation:             Mortgage  Loan  during  any   particular   Collection
                        Period will be distributed to the holders of each Class of Principal Balance Certificates (other than an excluded class as defined below) then entitled to distributions of principal on such Distribution Date in an amount equal to the lesser of (i) such yield maintenance payment and (ii) the yield maintenance payment multiplied by the product of (a) a fraction, the numerator of which is equal to the amount of principal distributed to the holders of that Class on the Distribution Date, and the denominator of which is the total principal distributed on that distribution date, and (b) a fraction not greater than one, the numerator of which is equal to the excess, if any, of the Pass-Through Rate applicable to that Class, over the relevant Discount Rate (as defined in the Prospectus Supplement), and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the Mortgage Loan that prepaid, over the relevant Discount Rate. The portion, if any, of the yield maintenance remaining after such payments to the holders of the Principal
                        Balance Certificates will be distributed to the holders of the Class X Certificates. For the purposes of the foregoing, the Class G Certificates and below are the excluded classes.

                        EXAMPLE
                        -------

                        o   Three Classes of Certificates:  Class A-1, A-2 and X

                        o The characteristics of the Mortgage Loan being prepaid are as follows:

                            -  Loan Balance:  $10,000,000

                            -  Mortgage Rate:  8.00%

                            -  Maturity Date:  10 years (January 1, 2011)

                        o   The Discount Rate is equal to 5.75%

                        o The Class A-1 Pass-Through Rate is equal to 7.00% and Class A-2 to 7.25%


                              CLASS A CERTIFICATES
-----------------------------------------------------------------------------------------------
                                                                                     YIELD
                                                                                  MAINTENANCE
                         METHOD                                FRACTION            ALLOCATION
---------------------------------------------------- -------------------------- ---------------

                                                               CLASS A-1           CLASS A-1
                                                     -------------------------- ---------------

1      (Class A-1 Pass Through Rate - Discount Rate) 1           (7.00%-5.75%)       27.78%
 /   X ---------------------------------------------  /   X  ------------------
  2            (Mortgage Rate - Discount Rate)         2         (8.00%-5.75%)

                                                               CLASS A-2           CLASS A-2
                                                     -------------------------- ---------------

1      (Class A-2 Pass Through Rate - Discount Rate) 1         (7.25%-5.75%)         33.33%
 /   X ---------------------------------------------  /   X  ------------------
  2              (Mortgage Rate - Discount Rate)       2       (8.00%-5.75%)


                                     CLASS X CERTIFICATES
-----------------------------------------------------------------------------------------------
                                                                                    YIELD
                                                                                 MAINTENANCE
                       METHOD                                FRACTION             ALLOCATION
---------------------------------------------------- -------------------------- ---------------

 1  -      Class A-1 YM     +      Class A-2 YM         1-(27.78% + 33.33%)         38.89%
            Allocation              Allocation

                                      T-8

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, and Lehman Brothers and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $547,185,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-PPM


Credit Enhancement:     Each Class of Certificates (other than Classes A-1, A-2,
                        A-3 and X) will be subordinate to all other Classes with an earlier alphabetical Class designation.

Advancing:              The master servicer and the trustee (in that order) will
                        each be obligated to make P&I Advances and Servicing
                        Advances, including delinquent property taxes and insurance, but only to the extent that such Advances are deemed recoverable.

Special Advancing:      Payments on two (2) of the mortgage loans, after
                        expiration of grace periods, are due after the Determination Date in each month. The master servicer will advance the scheduled payment for each of those loans on the Master Servicer Remittance Date, but only to the extent deemed recoverable; however, the master servicer will not be entitled to receive interest on any such advance until the related grace period has expired
                        (however, if not received until after the applicable grace period, advance interest will accrue from the date such advance is made).

Realized Losses and     Realized Losses and Expense Losses, if any, will be
Expense Losses:         allocated to Class O, Class M, Class L, Class K, Class
                        J, Class H, Class G, Class F, Class E, Class D, Class C and Class B Certificates, in that order, and then pro rata to Classes A-1, A-2 and A-3 and, with respect to losses allocated to interest, Class X Certificates, pro rata, in each case reducing amounts payable thereto. Any interest shortfall of any Class of Certificates will result in unpaid interest for such Class which, together with interest thereon compounded monthly at one-twelfth the applicable Pass-Through Rate for such Class, will be payable in subsequent periods, subject to available funds.

Prepayment Interest     For any Distribution Date, any Net Aggregate Prepayment
Shortfalls:             Interest Shortfall not offset by the Master Servicing
                        Fee will generally be allocated pro rata to each Class of Certificates in proportion to its entitlement to interest.

Appraisal Reductions:   An appraisal reduction generally will be created in the
                        amount, if any, by which the Principal Balance of a Specially Serviced Mortgage Loan (plus other amounts overdue in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged Property
                        ("Appraisal Reduction Amount"). The Appraisal Reduction
                        Amount will reduce proportionately the amount of advances for such loan, which reduction will result, in general, in a reduction of interest distributable to the most subordinate Class of Principal Balance Certificates outstanding.

                        An Appraisal Reduction Amount will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased or otherwise disposed of.


                                      T-9

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, and Lehman Brothers and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $547,185,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-PPM


Controlling Class:      The Controlling Class will generally be the most
                        subordinate Class of Certificates outstanding at any time or, if the Certificate Balance of such Class is less than 25% of the initial Certificate Balance of such Class, the next most subordinate Class of Principal
                        Balance Certificates. It is anticipated that the Seller will retain the Class C through Class O Certificates and therefore will represent the initial Controlling Class
                        Certificateholder.

Operating Adviser:      The Operating Adviser, which may be appointed by the
                        Controlling Class, will have the right to receive notice from, and to advise, the special servicer with respect to certain actions regarding Specially Serviced Mortgage
                        Loans. Examples include the right to make certain modifications, foreclose, sell, bring an REO Property into environmental compliance or accept substitute or additional collateral. The Operating Adviser will also have the right to direct the trustee to remove the special servicer at any time, with or without cause, upon the appointment and acceptance of such appointment by a successor special servicer appointed by the Operating Adviser.

Special Servicer:       In general, the special servicer has the right to modify
                        the terms of a Specially Serviced Mortgage Loan if it determines that such modification would increase the net present value of the proceeds to the Trust, provided that the special servicer generally may not (i) extend the maturity date of a Mortgage Loan beyond two years prior to the Rated Final Distribution Date or (ii) if the Specially Serviced Mortgage Loan is secured by a ground lease, extend the maturity date beyond a date which is twenty (20) years prior to the expiration of the ground lease.


                                      T-10

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, and Lehman Brothers and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $547,185,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-PPM


Optional Termination:   The seller, the special servicer, the master servicer,
                        the depositor, and the holder of the majority interest in the Class R-I Certificates, in that order, will have the option to purchase, in whole but not in part, the Mortgage Loans and any other property remaining in the Trust Fund on any Distribution Date on or after the Distribution Date on which the aggregate Certificate
                        Balance of all Classes of Principal Balance Certificates then outstanding is less than or equal to 1% of the Initial Pool Balance. The purchase price for any such purchase will be 100% of the aggregate unpaid principal balances of the Mortgage Loans, other than any Mortgage
                        Loans as to which the master servicer has determined that all payments or recoveries with respect thereto have been made, plus accrued and unpaid interest at the Mortgage Rate - or the Mortgage Rates less the Master
                        Servicing Fee Rate if the master servicer is the purchaser - to the Due Date for each Mortgage Loan ending in the Collection Period with respect to which such purchase occurs, plus un-reimbursed Advances, with interest thereon at the Advance Rate and the fair market value of any other property remaining in the Trust Fund.

Reports to              The  trustee   will   prepare  and  deliver   monthly
Certificateholders:     Certificateholder  Reports. The special servicer will
                        prepare and deliver to the trustee a monthly Special
                        Servicer Report summarizing the status of each Specially
                        Serviced Mortgage Loan. The master servicer and the special servicer will prepare and deliver to the trustee an annual report setting forth, among other things, the debt service coverage ratios for each Mortgage Loan, as available. Each of the reports will be available to the Certificateholders. A report containing information regarding the Mortgage Loans is expected to be available electronically at www.ctslink.com/cmbs.

The foregoing terms and structural characteristics of the Certificates are in all respects subject to the more detailed description thereof in the Prospectus, Prospectus Supplement and Pooling and Servicing Agreement.


                                      T-11

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, and Lehman Brothers and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $547,185,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-PPM


III.  SELLER            Jackson National Life Insurance Company
      ------            ---------------------------------------

                        Each of the mortgage loans was originated and underwritten by Jackson National Life Insurance Company. PPM Finance, Inc., an affiliate of the seller, performed substantially all of the administrative duties arising in connection with the origination of the mortgage loans. Both the seller and PPM Finance, Inc. are wholly owned subsidiaries of Prudential plc. Prudential plc is a publicly traded United Kingdom company and is the parent of certain companies in the businesses of providing life, pensions, savings and general insurance products, financial services and investment management. Prudential plc has no affiliation with The Prudential Insurance Company of America.

                        PPM Finance, Inc. and PPM America, Inc. (also an affiliate and a wholly owned subsidiary of Prudential plc) manage all of the seller's invested assets, totaling approximately $33.6 billion as of October 31, 2000. The Commercial Mortgage Lending Group (CMLG) at PPM Finance, Inc. was set up in 1995 to build a commercial mortgage loan portfolio for the seller. From its inception in 1995, the CMLG has originated more than 450 commercial loans with an average loan size of $9.5 million. As of January 1, 2001, the seller's mortgage loan portfolio totals approximately $3.7 billion, and commercial real estate assets under management total over $6 billion.

                        Jackson National Life Insurance Company is headquartered at One Corporate Way, Lansing, Michigan, and its telephone number is 517-381-5500. Its financial strength rating from S&P is "AAA, from Fitch is "AA+" and from Moody's is "Aa3."

IV.   COLLATERAL DESCRIPTION
      ----------------------

Summary: The Mortgage Pool consists of a $623,573,070 pool of 132 fixed-rate, seasoned mortgage loans secured by first liens on commercial and multifamily properties located throughout 23 states.

                        Certain of the mortgage loans secured by multiple properties are portrayed, to the extent identified in Appendix II, as separate mortgage loans with principal balances equal to the Allocated Loan Amount for each respective mortgaged property. Such allocation in determining an Allocated Loan Amount is generally based on the ratio of the Underwritable Cash Flow, or net operating income (calculated as provided in the loan documents) or appraised value, or some combination thereof, of each such mortgaged property, to the aggregate Underwritable Cash Flow, or net operating income or appraised value of all such mortgaged properties securing the mortgage.

                        As of the Cut-off Date, the Mortgage Loans have a weighted average mortgage rate of 8.186% and a weighted average remaining term to maturity of 111 months. See the Appendices to the Prospectus Supplement for more detailed collateral information.


                                      T-12

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, and Lehman Brothers and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $547,185,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-PPM


V. CERTAIN DEFINED TERMS

                        DEBT SERVICE COVERAGE RATIO is calculated based on a loan's actual mortgage constant.

                        IMPLIED DEBT SERVICE COVERAGE RATIO is calculated based on an assumed mortgage loan constant of 9.0%.

                        CUT-OFF DATE LOAN-TO-VALUE RATIO(1) is calculated based upon a loan's underwritable net operating income (or underwritable net cash flow if the property is a multifamily property), a capitalization rate determined by a 1999/2000 third-party appraisal, a third-party market study or internal property valuation and the loan balance as of the Cut-off Date.

                        BALLOON LOAN-TO-VALUE RATIO(1) is calculated based upon a loan's underwritable net operating income (or underwritable net cash flow if the property is a multifamily property), a capitalization rate determined by a 1999/2000 third-party appraisal, a third-party market study or internal property valuation and the loan balance as of the loan's maturity date.

The foregoing terms are in all respects subject to the more detailed description thereof in the Prospectus Supplement.

Notes: (1) 26 Mortgage Loans and 60 Mortgage Loans have Cut-Off Date
           Loan-To-Value (LTV) Ratios and Balloon Loan-To-Value Ratios calculated based on an estimate of value obtained from a third party appraisal and third party market study, respectively.


                                      T-13

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, and Lehman Brothers and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $547,185,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-PPM


                        TEN LARGEST LOAN GROUP EXPOSURES
                        --------------------------------

                                                                                                             % OF TOTAL
                                                                                                              CUT-OFF
                                                                                               CUT-OFF DATE    DATE       SQUARE
LOAN                                                                   PROPERTY      NO. OF     PRINCIPAL    PRINCIPAL     FEET/
 NO.            PROPERTY NAME                     CITY         STATE     TYPE      PROPERTIES    BALANCE      BALANCE      UNITS
-----  ---------------------------------  -------------------  -----  -----------  ----------  ------------  ----------  ---------
1-11   Whitesell Industrial II Portfolio        Various         NJ    Industria1       11      $30,952,411      5.0%     1,179,426

 12    850 Stephenson Highway                    Troy           MI      Office          1       12,115,884      1.9%       133,061


 13    750 Stephenson Highway                    Troy           MI      Office          1       11,321,400      1.8%       138,075

 14    1400 Stephenson Highway                   Troy           MI      Office          1        6,951,736      1.1%        73,375


 15    State Street Square                     Trenton          NJ      Office          1       29,338,794      4.7%       367,164

 16    6000 & 8000 Midlantic Drive        Mt. Laurel Township   NJ      Office          1       21,779,278      3.5%       345,373

 17    Century III Plaza                     West Mifflin       PA      Retail          1       21,505,227      3.4%       277,141

18-24  Mericle Development I Portfolio         Various          PA    Industrial/       7       14,106,717      2.3%       584,378
                                                                        Office

25-26  Mericle IV Portfolio                    Various          PA    Industrial        2        4,300,527      0.7%       210,000

 27    15 & 19 Burt Collins Drive           Throop Borough      PA    Industrial        1        2,621,758      0.4%        80,430

 28    Park Austin Apartments                  Austin           TX    Multifamily       1       20,650,000      3.3%           588

 29    Willow Springs Apartments               Phoenix          AZ    Multifamily       1        7,770,511      1.2%           468

 30    Chesapeake Apartments                    Tempe           AZ    Multifamily       1        5,710,890      0.9%           192

 31    Mission Antigua Apartments              Tucson           AZ    Multifamily       1        5,570,440      0.9%           248

32-34  Southgate Commerce Ctr Portfolio        Various         IL/GA  Industrial        3       17,888,971      2.9%     1,426,398

35-36  Mendota I & II A Portfolio         Mendota Heights       MN      Office          2       17,745,103      2.8%       295,058

       TOTAL/WEIGHTED AVERAGE                                                          36     $230,329,646     36.9%


                                          CREDIT
                                         RATING OF
                                          LARGEST             IMPLIED
        LOAN                               TENANT             DSCR AT   CUT-OFF
LOAN   PER SF                            FITCH/S&P/   ACTUAL     9%      DATE    BALLOON
 NO.   /UNIT       LARGEST TENANT         MOODY'S      DSCR   CONSTANT    LTV      LTV
-----  ------  -----------------------  ------------  ------  --------  -------  -------
1-11      $26         Various                -        1.18x    1.42x     70.5%    52.7%

 12        88     Oxford Automotive     -/BB-/Caa1    1.16     1.26      72.6     60.0
                                        (B2 Sr. Imp)

 13        88    Textron Automotive          -        1.16     1.26      72.6     60.0

 14        88      General Motors          A/A/A2     1.16     1.26      72.6     60.0
                    (sub-lessee)

 15        80  N.J. Dept. of Treasury    -/AA+/P1     1.06     1.49      61.0      0.0

 16        63    Inrange Technologies        -        1.51     1.89      44.7     34.3

 17        78    Home Depot USA, Inc.    -/AA-/A3     1.21     1.34      69.5     59.7

18-24      24         Various             Various     1.18     1.57      62.2      0.0

25-26      24         Various                -        1.18     1.57      62.2      0.0

 27        24         Various                -        1.18     1.57      62.2      0.0

 28    35,119           NAP                  -        1.36     1.20      72.0     67.7

 29    20,982           NAP                  -        1.41     1.48      65.9     59.3

 30    20,982           NAP                  -        1.41     1.48      65.9     59.3

 31    20,982           NAP                  -        1.41     1.48      65.9     59.3

32-34      13         Various                -        1.34     1.69      56.6     43.9

35-36      60    Northland Insurance Co.   -/A/-      1.78     1.85      55.1     45.2

Notes:  (1) Shading indicates that the loans are cross-collateralized and cross-defaulted [The shades appear in the Loan Nos. 12, 13, 14, 18-24, 25-26, 27, 29, 30 and 31].
        (2) Loans with a Balloon LTV that is less than one percent are fully amortizing.


                                      T-14

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, and Lehman Brothers and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $547,185,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-PPM


                            GEOGRAPHIC DISTRIBUTION
                            -----------------------

[GRAPHIC NOT INCLUDED]

AL      0.8%
AZ      5.0%
CA      7.2%
CO      1.4%
FL      5.3%
GA      1.7%
IL      1.9%
IN      2.1%
MA      1.9%
MI     10.1%
MN      5.1%
MO      1.5%
NC      5.7%
NJ     16.7%
NY      1.3%
OH      1.2%
OR      1.6%
PA     19.1%
TX      6.4%
UT      O.8%
VA      1.8%
WA      O.5%
WI      0.7%


                                      T-15

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, and Lehman Brothers and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $547,185,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-PPM


 CUT-OFF DATE BALANCE ($)

                               NO. OF              AGGREGATE
                              MORTGAGE           CUT-OFF DATE       % OF
                               LOANS              BALANCE ($)       POOL
                              --------           ------------      ------
1 - 1,000,000                    23                14,129,217       2.27
1,000,001 - 2,000,000            20                32,440,882       5.20
2,000,001 - 3,000,000            17                42,599,308       6.83
3,000,001 - 4,000,000            13                43,818,960       7.03
4,000,001 - 5,000,000            12                55,037,478       8.83
5,000,001 - 6,000,000            14                79,341,264      12.72
6,000,001 - 7,000,000            8                 52,825,227       8.47
7,000,001 - 8,000,000            9                 69,418,745      11.13
8,000,001 - 9,000,000            1                  8,856,017       1.42
9,000,001 - 10,000,000           3                 28,670,359       4.60
10,000,001 - 15,000,000          7                 87,062,903      13.96
15,000,001 - 20,000,000          1                 16,099,412       2.58
20,000,001 - 25,000,000          3                 63,934,505      10.25
25,000,001 >=                    1                 29,338,794       4.70
                                ---              ------------     -------
TOTAL:                          132              $623,573,070     100.00
                                ===              ============     =======
Min: $111,153                 Max: $29,338,794              Average: $4,724,038


STATE

                              NO. OF              AGGREGATE
                             MORTGAGE           CUT-OFF DATE         % OF
                               LOANS             BALANCE ($)         POOL
                             --------           ------------        ------
Pennsylvania                    22               119,016,768        19.09
New Jersey                      30               104,246,352        16.72
Michigan                         8                62,875,971        10.08
California                      10                44,603,619         7.15
Texas                            5                39,941,528         6.41
North Carolina                   4                35,678,664         5.72
Florida                          7                33,234,394         5.33
Minnesota                        6                32,110,665         5.15
Arizona                          5                31,071,390         4.98
Indiana                          2                13,299,586         2.13
Other                           33               107,494,132        17.24
                               ---              ------------       ------
TOTAL:                         132              $623,573,070       100.00



PROPERTY TYPE

                                                              WEIGHTED AVERAGE
                    NO. OF        AGGREGATE                    CUT-OFF BALANCE
                   MORTGAGE     CUT-OFF DATE         % OF    PER UNIT OR SQUARE
                     LOANS       BALANCE ($)         POOL           FOOT
                   --------     ------------         -----   ------------------
Office                25         189,815,137         30.44          74.91
Retail                28         183,070,990         29.36          80.54
Industrial            68         169,327,472         27.15          27.99
Multifamily           11          81,359,470         13.05      31,279.66
                     ---        ------------        ------      ---------
TOTAL:               132        $623,573,070        100.00            NAP



SEASONING (MONTHS)

                                    NO. OF           AGGREGATE
                                   MORTGAGE         CUT-OFF DATE           % OF
                                    LOANS            BALANCE ($)           POOL
                                   --------         ------------          ------
1-12                                  20             117,449,013          18.83
13 - 24                                9              54,563,251           8.75
25 - 36                               13              38,305,127           6.14
37 - 48                               44             223,947,944          35.91
49 - 60                               43             171,588,140          27.52
61 - 72                                3              17,719,595           2.84
                                     ---            ------------         -------
TOTAL:                               132            $623,573,070         100.00
                                     ===            ============         =======
  Min:  2                       Max:  62                         Wtd Avg: 37



MORTGAGE RATE (%)

                            NO. OF                AGGREGATE
                           MORTGAGE             CUT-OFF DATE            % OF
                             LOANS               BALANCE ($)            POOL
                           --------             ------------            ----
<= 7.500                        3                  5,283,055            0.85
7.751 - 8.000                  22                155,311,962           24.91
8.001 - 8.250                  74                234,565,879           37.62
8.251 - 8.500                  15                149,928,431           24.04
8.501 - 8.750                  17                 75,132,137           12.05
8.751 - 9.000                   1                  3,351,605            0.54
                              ---               ------------          ------
TOTAL:                        132               $623,573,070          100.00
                              ===               ============          ======
Min:  6.620%                Max:  8.800%                Wtd Avg:  8.186%



ORIGINAL TERM TO STATED MATURITY (MONTHS)

                          NO. OF                  AGGREGATE
                         MORTGAGE                CUT-OFF DATE            % OF
                          LOANS                  BALANCE ($)             POOL
                         --------                ------------            -----
1-60                          3                    27,902,638             4.47
61 - 120                     72                   372,352,609            59.71
121 - 180                    26                    69,522,477            11.15
181 - 240                    30                   144,644,364            23.20
241 - 300                     1                     9,150,982             1.47
                            ---                  ------------           ------
TOTAL:                      132                  $623,573,070           100.00
                            ===                  ============           ======
  Min:  60                  Max:  300                         Wtd Avg:  147



REMAINING TERM TO STATED MATURITY (MONTHS)

                           NO. OF              AGGREGATE
                          MORTGAGE           CUT-OFF DATE            % OF
                            LOANS             BALANCE ($)            POOL
                          --------           ------------           -----
1-60                          12               92,716,165           14.87
61 - 120                      66              319,296,397           51.20
121 - 180                     34              113,421,932           18.19
181 - 240                     19               88,987,593           14.27
241 - 300                      1                9,150,982            1.47
                             ---             ------------          ------
TOTAL:                       132             $623,573,070          100.00
                             ===             ============          ======
  Min:  20                   Max:  295                   Wtd Avg:  111



ORIGINAL AMORTIZATION TERM (MONTHS)

                                 NO. OF                   AGGREGATE
                                MORTGAGE                CUT-OFF DATE       % OF
                                  LOANS                  BALANCE ($)       POOL
                                --------                ------------      ------
1-120                                2                     3,031,785       0.49
121-180                             21                    32,708,081       5.25
181-240                             70                   283,336,514      45.44
241-360                             39                   304,496,689      48.83
                                   ---                  ------------     -------
 TOTAL:                            132                  $623,573,070     100.00
                                   ===                  ============     =======
  Min:  39                      Max:  360                          Wtd Avg: 264



DEBT SERVICE COVERAGE RATIO (X)

                               NO. OF                 AGGREGATE
                              MORTGAGE               CUT-OFF DATE       % OF
                                LOANS                BALANCE ($)        POOL
                              --------               ------------      -----
1.01 - 1.10                       22                   61,763,233       9.90
1.11 - 1.20                       42                  185,419,285      29.73
1.21 - 1.30                       16                  113,543,498      18.21
1.31 - 1.40                        8                   67,061,068      10.75
1.41 - 1.50                       24                   68,811,716      11.04
1.51 - 1.60                        5                   33,258,044       5.33
1.61 - 1.70                        6                   29,276,496       4.69
1.71 - 1.80                        4                   40,955,721       6.57
1.81 >=                            5                   23,484,007       3.77
                                 ---                 ------------     ------
 TOTAL:                          132                 $623,573,070     100.00
                                 ===                 ============     ======
  Min:  1.01x                      Max:  2.39x                    Wtd Avg: 1.34x



IMPLIED DEBT SERVICE COVERAGE RATIO (X)*

                                NO. OF                 AGGREGATE
                               MORTGAGE              CUT-OFF DATE        % OF
                                LOANS                 BALANCE ($)        POOL
                               --------              ------------       ------
1.11 - 1.20                        5                   36,374,528        5.83
1.21 - 1.30                        8                   61,128,866        9.80
1.31 - 1.40                       17                  104,255,791       16.72
1.41 - 1.50                       25                  135,407,368       21.71
1.51 - 1.60                       21                   82,716,900       13.26
1.61 - 1.70                       20                   53,635,754        8.60
1.71 - 1.80                        4                   24,962,292        4.00
1.81 - 1.90                        7                   65,583,130       10.52
1.91 - 2.00                       14                   14,054,697        2.25
2.01 >=                           11                   45,453,745        7.29
                                 ---                 ------------      ------
TOTAL:                           132                 $623,573,070      100.00
                                 ===                 ============      ======
  Min:  1.16x                      Max:  3.00x                 Wtd Avg:  1.58x


*  At a 9% Constant


CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                                NO. OF                 AGGREGATE
                               MORTGAGE              CUT-OFF DATE        %OF
                                LOANS                 BALANCE ($)        POOL
                               --------              ------------       -----
30.01 - 40.00                      5                   18,682,821        3.00
40.01 - 50.00                     10                   62,167,361        9.97
50.01 - 60.00                     43                  121,505,202       19.49
60.01 - 70.00                     41                  239,770,107       38.45
70.01 - 80.00                     32                  177,899,037       28.53
80.01 - 90.00                      1                    3,548,542        0.57
                                 ---                 ------------      ------
TOTAL:                           132                 $623,573,070      100.00
                                 ===                 ============      ======
  Min:  30.9%                      Max: 81.9%                   Wtd Avg: 62.6%




BALLOON LOAN-TO-VALUE RATIO (%)

                             NO. OF                AGGREGATE
                            MORTGAGE              CUT-OFF DATE         % OF
                              LOANS               BALANCE ($)          POOL
                            --------              ------------        -----
0                              51                  176,534,723        28.31
0.1 - 30.0                      6                   24,417,835         3.92
30.1 - 40.0                     4                   39,371,093         6.31
40.1 - 50.0                    25                   81,234,955        13.03
50.1 - 60.0                    40                  253,317,849        40.62
60.1 - 70.0                     6                   48,696,615         7.81
                              ---                 ------------       ------
TOTAL:                        132                 $623,573,070       100.00
                              ===                 ============       ======
Min: 0.0                         Max: 69.8%                  Wtd Avg:  36.3%



ALL NUMERICAL INFORMATION CONCERNING THE MORTGAGE LOANS IS APPROXIMATE. ALL WEIGHTED AVERAGE INFORMATION REGARDING THE MORTGAGE LOANS REFLECTS THE WEIGHTING OF THE MORTGAGE LOANS BASED UPON THEIR OUTSTANDING PRINCIPAL BALANCES AS OF THE CUT-OFF DATE. GENERALLY, FOR THE PURPOSES OF THE PRESENTATION OF MORTGAGE POOL INFORMATION, CROSS-COLLATERALIZED AND CROSS-DEFAULTED LOANS ARE CALCULATED ON A COMBINED BASIS.


                                      T-16

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, and Lehman Brothers and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                           $547,185,000 (APPROXIMATE)
                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2001-PPM


PERCENTAGE OF MORTGAGE POOL BALANCE BY PREPAYMENT RESTRICTION (%)
Prepayment Restrictions                  JAN-01            JAN-02            JAN-03            JAN-04            JAN-05
-----------------------                  ------            ------            ------            ------            ------
Locked Out                               67.58%            43.72%            20.98%            21.44%            15.32%
Greater of YM and 1.00%                  32.42%            51.91%            74.45%            73.74%            75.94%
Greater of YM (T+0.25) and 1.00%         0.00%             2.88%             3.01%             3.18%             3.23%
YM  (T+0.25)                             0.00%             1.49%             1.56%             1.64%             1.68%

Yield Maintenance Total                  32.42%            56.28%            79.02%            78.56%            80.85%

Open                                     0.00%             0.00%             0.00%             0.00%             3.83%

TOTAL                                   100.00%           100.00%           100.00%           100.00%           100.00%
                                    ---------------   ---------------   ---------------   ---------------   ---------------
Pool Balance Outstanding            $623,573,069.51   $607,339,081.81   $571,745,355.97   $532,029,385.79   $512,335,270.11

% Initial Pool Balance                  100.00%            97.40%            91.69%            85.32%            82.16%




Prepayment Restrictions                 JAN-06             JAN-07            JAN-08
-----------------------                 ------             ------            ------
Locked Out                              3.10%              1.21%             0.00%
Greater of YM and 1.00%                 82.42%             80.04%            89.30%
Greater of YM (T+0.25) and 1.00%        3.50%              4.63%             7.03%
YM  (T+0.25)                            1.82%              2.41%             3.67%

Yield Maintenance Total                 87.74%             87.08%           100.00%

Open                                    9.17%              11.71%            0.00%

TOTAL                                  100.00%            100.00%           100.00%
                                   ---------------    ---------------   ---------------
Pool Balance Outstanding           $462,877,335.16    $341,691,639.41   $219,057,522.01

% Initial Pool Balance                  74.23%             54.80%            35.13%



PERCENTAGE OF MORTGAGE POOL BALANCE BY PREPAYMENT RESTRICTION (%) - CONTINUED
Prepayment Restrictions                JAN-09             JAN-10             JAN-11           JAN-12           JAN-13
-----------------------                ------             ------             ------           ------           ------

Locked Out                              0.00%              0.00%             0.00%             0.00%           0.00%
Greater of YM and 1.00%                88.81%             72.68%             93.15%           90.50%           88.33%
Greater of YM (T+0.25) and 1.00%        7.35%              0.00%             0.00%             0.00%           0.00%
YM  (T+0.25)                            3.84%              4.66%             6.85%             9.41%           11.67%

Yield Maintenance Total                100.00%            77.33%            100.00%           99.91%          100.00%

Open                                    0.00%             22.67%             0.00%             0.09%           0.00%

TOTAL                                  100.00%            100.00%           100.00%           100.00%         100.00%
                                   ---------------    ---------------   ---------------   --------------   --------------
Pool Balance Outstanding           $203,567,777.47    $162,693,034.15   $106,806,449.81   $74,876,571.27   $57,797,004.64
% Initial Pool Balance                 32.65%             26.09%             17.13%           12.01%           9.27%



Prepayment Restrictions               JAN-14                JAN-15
-----------------------               ------                ------
Locked Out                             0.00%                 0.00%
Greater of YM and 1.00%               85.56%                81.84%
Greater of YM (T+0.25) and 1.00%       0.00%                 0.00%
YM  (T+0.25)                          14.44%                18.16%

Yield Maintenance Total               100.00%               100.00%

Open                                   0.00%                 0.00%

TOTAL                                 100.00%               100.00%
                                  --------------        --------------
Pool Balance Outstanding          $44,483,886.61        $33,433,443.96
% Initial Pool Balance                 7.13%                 5.36%

Notes:  (1) The above analysis is based on Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.
        (2) See Appendix II for a description of the specific yield maintenance provisions.


                                      T-17

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, and Lehman Brothers and Norwest Investment Services, Inc. (collectively the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide:
In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

  NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES
                              AND FUTURES AUTHORITY